EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sotirios Leontaritis, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
Amendment No. 1 to the Annual Report on Form 10-K/A of HCi Viocare for the year ended December 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HCi Viocare.

Dated: May 20, 2015	Sotirios Leontaritis
President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
HCi Viocare

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to HCi Viocare and will be retained by HCi Viocare and furnished to the Securities and Exchange Commission or its staff upon request.